united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Item 1. Reports to Stockholders.

Copeland
Risk Managed
Dividend Growth Fund

Copeland
International Risk Managed
Dividend Growth Fund

Annual Report
November 30, 2014

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Copeland Risk Managed Dividend Growth Fund or the Copeland International Risk Managed Dividend Growth Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund Annual Report

November 30, 2014

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Risk Managed Dividend Growth Fund from December 1, 2013 through November 30, 2014.

During the twelve month period, the Fund delivered a positive 11.1% return versus the 15.5% advance posted by the Russell 3000 Index. As is often the case in an ebullient market, dividend stocks produced strong returns but returns which nevertheless did not keep pace with the broader indices. Given the historic downside protection afforded by investing in lower volatility, dividend growth securities, we view this trade-off to be a worthwhile one.

Our sector weighting methodology dictates that we equal weight each of the investable sectors of the market. Viable sectors are determined by our binary quantitative overlay. We refrain from making any investment in sectors which carry a negative ranking. For the first time since late summer 2012, our overlay dictated that we eliminate exposure to an equity market sector. In this case we eliminated our dividend growth holdings in the energy sector. West Texas Intermediate (WTI) oil prices have fallen 25% over the past twelve months from $88 per barrel in November of 2013 to $66 per barrel at period end. The sharp drop has weighed upon the sentiment of energy shares whose fortunes are closely tied to movements in the underlying commodity price. Should the slide in oil prices continue, our avoidance of this recently volatile sector should provide valuable downside protection.

Our stock selection in the Health Care and Industrials sectors of the market bolstered Fund returns while those in the Consumer Staples and Energy sectors were a drag. Covidien PLC (COV, 2.0% of holdings) was the top performing holding, advancing over 52% during the year. In June, the Ireland based medical device maker agreed to be acquired by Medtronic in a $43 billion cash and stock deal at a 29% premium over where shares were previously trading. In addition to bolstering the combined product breadth of the two medical device makers, the merger reflected the latest in a recent spate of tax inversions whereby the acquiring company re-domiciles to the location and lower tax rate of the target company. The merger is expected to close in early 2015. Within the Industrials sector, Fund holding Union Pacific (UNP, 1.9% of holdings) advanced over 49% during the year. The Omaha, Nebraska based railroad company is the largest in the United States in terms of both track miles and total revenues. Strong volume growth in the grain, industrial and intermodal business segments helped propel revenues and earnings 9% and 19% higher, respectively over the past year. The shareholder friendly company has raised its dividend by over 28% per year over the last five years while repurchasing over 10% of common shares outstanding during the same stretch.

On the downside, Fund holding Carbo Ceramics (CRR, 0.0% of holdings) was the worst performer in the Fund, falling over 68% during the period. The Texas based provider of ceramic materials to the shale and natural gas industries has been a major beneficiary of the explosive growth in hydraulic fracturing. The recent retrenchment in oil prices, however, has dented sales growth as clients delay well completions. Further, a number of exploration and production customers have begun switching from ceramic proppant to sand as a cost savings measure. Carbo Ceramics was sold from the Fund as we eliminated our energy holdings during the period. NuSkin (NUS, 0.9% of holdings) was also a laggard as shares fell over 66% during the twelve month period. Woes for the direct seller of anti-aging personal care products and nutritional supplements began when the company was fined $540,000 by Chinese officials for overstating the potential benefits of some of its products. The number of product sales leaders and consumers in China have declined in the wake of the charges. NuSkin has resumed growth initiatives in the Asian country and sales have stabilized, but thus far renewed growth has proven elusive. Needless to say we are closely monitoring the company’s progress to ensure that a sustained recovery is underway.

The equity markets once again appeared to confound skeptics in advancing at over twice the historical rate during the past twelve months. Inflation remains quiescent giving the Federal Reserve ample cover to maintain an extremely accommodative monetary policy. The domestic economy continues to enjoy a steady albeit unspectacular expansion with real GDP advancing at an average rate of over 4% over the past six months. If anything, it is likely to be events overseas which ultimately roil the equity markets. Europe continues to flirt with outright deflation, Japan is faced with a negative savings rate and growth in China continues to slow. The sharp drop in oil prices might trigger an economic crisis in any number of countries that have grown dependent on elevated energy prices. Perhaps reflective of these downside risks, the yield on the Ten-year Treasury fell nearly 60 basis points over the past year from 2.74% to 2.16% at present. The move confounded consensus expectations for a long awaited retreat in bond prices and the attendant rise in yields.

Heightened market volatility and protracted weakness in the energy sector in particular triggered a sell signal in our sector algorithm and elimination of energy holdings from the Fund. We remain on the sidelines as pertains to this sector. As is our practice, we have reallocated investment dollars to the remaining sectors of the market. As always, we remain intent upon finding companies which generate strong and growing cash flows, led by management teams committed to returning this cash to shareholders in the form of steady and growing dividend streams.

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We thank you for the confidence you have placed in Copeland and for your investment in the Risk Managed Dividend Growth Fund.

November 30, 2014

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principle value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.45% for CDGRX, 2.20% for CDCRX, and 1.30% for CDIVX, subject to possible recoupment from the Fund in future years. Without the agreement, the expense ratio would be 1.55% for CDGRX, 2.30% for CDCRX and is 1.30% for CDIVX. The maximum sales charge (load) for Class A is 5.75%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfunds.com.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. You cannot invest directly in an index.

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code: 1025-NLD-1/15/2015

* Footnote: Cash percentage may differ from the Generally Accepted Accounting

Principals reflected in the Portfolio of Investments.

Top Five Performers	% of Portfolio
through 11/30/14	at 11/30/14
Covidien PLC (COV)	2.0%
Union Pacific Corp (UNP)	1.9%
Chemed Corp (CHE)	1.8%
Sunoco Logistics Partners LP (SXL)	2.0%
Lockheed Martin Corp (LMT)	1.8%

Bottom Five Performers	% of Portfolio
through 11/30/14	at 11/30/14
Nu Skin Enterprises Inc (NUS)	0.9%
Carbo Ceramics Inc (CRR)	0.0%
Core Laboratories NV (CLB)	0.0%
Solera Holdings Inc (SLH)	1.8%
Genesis Energy LP (GEL)	1.6%

Top Ten Holdings - 11/30/14	% of Portfolio
Airgas (ARG)	2.3%
Valspar Corp (VAL)	2.2%
Monsanto Co (MON)	2.1%
Wyndham Worldwide Corp (WYN)	2.1%
Covidien PLC (COV)	2.0%
Ecolab Inc (ECL)	2.0%
Costco Wholesale Corp (COST)	2.0%
Church & Dwight Co Inc (CHD)	2.0%
CVS Health Corp (CVS)	2.0%
NewMarket Corp (NEU)	2.0%

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

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Copeland International Risk Managed Dividend Growth Fund Annual Report

November 30, 2014

Dear Fellow Shareholders:

The Copeland International Risk Managed Dividend Growth Fund delivered a 2.5% return during the Fund’s Fiscal Year ended November 30, 2014. This compared favorably to the 0.6% return achieved by the MSCI All-Country World ex-US Index, the Fund’s benchmark. In what was a relatively choppy period for the world’s equity markets, the Fund’s results were attributable primarily to a positive contribution from stock selection, which reflects the inherently lower-risk nature of dividend growth stocks. The favorable relative performance was also achieved in spite of a drag from cash holdings, a function of the Fund’s risk management approach, which served to dampen volatility during the time period.

Segments of the market contributing favorably to Fund results in the period included Health Care and Financials. In an environment of uncertain global growth, marked by deflationary pressures and falling commodity prices, Health Care was the best performing sector in the market over the past year, benefiting from its non-economically sensitive growth attributes. The Fund’s Health Care holdings, which outperformed the sector overall, were led by sharp gains in Denmark’s Coloplast (0.0% of NAV). The global leader in medical products addressing ostomy, urology, and continence markets, Coloplast has enjoyed high single-digit organic growth in revenues, and increased its annual dividend by 64% in 2014. Sawai Pharmaceutical (0.0% of NAV), Japan’s leading independent generic drug company, was a laggard during the period as the overall penetration rate of generics within Japan has not been able to fully keep pace with market expectations. The Fund’s relative performance was also boosted by favorable stock selection within the Financial Sector. The biggest contributor to results among Financial holdings was Siam Commercial Bank (3.1% of NAV), Thailand’s leading bank. Perhaps the strongest brand among financial services firms in the country, Siam Commercial Bank’s share price has risen sharply this year owing to diminishing political risk in Thailand, as well as double-digit growth in its loan book, earnings, and dividends per share. On the negative side during the period was the Fund’s holding in Aberdeen Asset Management (0.0% of NAV), which has struggled with outflows associated with falling demand for Emerging Market equities, a particular strength of the firm.

Results within the Technology sector detracted from the Fund’s performance during the Fiscal Year with our Technology holdings unable to match the sector’s strong gains during the period. Our position in Samsung Electronics (0.0% of NAV), the Korean electronics giant, underperformed as a result of downward price and volume pressure from Chinese handset manufacturers and Apple’s iPhone 6 launch. The Fund’s holding in the French firm Ingenico (0.0% of NAV), one of the dominant makers of payment terminals, helped to mitigate the results within Technology. Ingenico is one of the best positioned companies to capitalize on the evolving technologies associated with payments, and in particular the conversion to the new digital credit card standard expected to commence in the United States in September of 2015.

Cash also had a negative impact on Fund performance during the year. Under normal market conditions, the Fund targets an 80% weight in Developed Markets and 20% in Emerging Markets. Within each of the Developed Market and Emerging Market regions, the Fund utilizes Copeland’s risk management overlay to determine sector allocation. Copeland’s quantitative model generates “buy” and “sell” sector signals in each region based on volatility-adjusted moving averages. The Fund takes an equal weighted approach to all “buy” rated sectors in the quantitative model, irrespective of their relative weights within the benchmark. No investment exposure is maintained in sectors with a negative ranking; during the summer and fall months of 2014, “sell” signals in all of the Developed Market sectors and most of the Emerging Market sectors resulted in a substantial cash balance of 85% as of November 30, 2014. The rebound in global equity markets late in the year resulted in a short-term drag on Fund performance. Nonetheless, the Fund’s cash position helped to dampen the overall volatility of the Fund during the year.

Looking to 2015, we expect market volatility to remain elevated. Indeed, while the Fund’s cash position has been reduced to 65% since the end of the Fiscal Year, our tactical indicators still highlight an above-average likelihood of material decline in many sectors of the non-US equity market. Until investors are able to assess the implications of the end to Quantitative Easing in the United States, as well as the possible echo effects of the recent collapse in energy prices, we at Copeland are happy to remain defensively postured in the Fund. Nonetheless, as market conditions begin to stabilize and the negative sectors change to positive sectors per our quantitative model, we will re-deploy funds as appropriate in attractive companies with strong prospects for sustainable dividend growth. Anchored by our optimistic view of the long-term prospects for international dividend growth investing, we believe our Fund is well suited for investors seeking to maintain long-term exposure to the international equity asset class, while limiting exposure to a potential near-term decline in overseas markets.

Thank you for your support of the Copeland International Risk Managed Dividend Growth Fund.

November 30, 2014

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principle value will fluctuate, so that shares, when redeemed, may be worth

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more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.60% for IDVGX, 2.35% for IDVCX and 1.45% for IDVIX, subject to possible recoupment from the Fund in future years. Without the agreement, the expense ratio would be 1.62% for IDVGX, 2.37% for IDVCX and 1.47% for IDVIX. The maximum sales charge (load) for Class A is 5.75%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfunds.com.

MSCI All Country World Ex-US Index (“MSCI ACWI Ex-US”) – This Index is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. Morgan Stanley Capital International is the owner of the trademark service marks and copyrights of the MSCI ACWI Ex-US.

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code: 1014-NLD-1/13/2015

* Footnote: Cash percentage may differ from the Generally Accepted Accounting

Principals reflected in the Portfolio of Investments.

Top Five Performers	% of Portfolio
through 11/30/14	at 11/30/14
Teva Pharmaceutical-SP ADR	3.9%
Coloplast-B	0.0%
Alimentation Couche-Tard-B	0.0%
Smith & Nephew PLC	0.0%
Jardine Matheson Hldgs LTD	0.0%

Bottom Five Performers	% of Portfolio
through 11/30/14	at 11/30/14
Samsung Electronics-Pref	0.0%
Copa Holdings SA - Class A	0.0%
Sasol LTD	0.0%
Freenet AG	0.0%
Heidelbergcement AG	0.0%

Top Five Holdings - 11/30/14	% of Portfolio
Teva Pharmaceutical-SP ADR	3.9%
Siam Commercial Bank Pub Co	3.1%
Tencent Holdings LTD	2.5%
Lenovo Group LTD	2.3%
Bank Rakyat Indonesia Perser	1.3%

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

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Copeland Risk Managed Dividend Growth Fund
Portfolio Review
December 28, 2010* through November 30, 2014

Average Annualized		Since	Since	Since
Total Returns as of		Inception	Inception	Inception
November 30, 2014	One Year	Class A*	Class C*	Class I*
Copeland Risk Managed Dividend
Growth Fund:
Class A
Without sales charge	11.14%	12.87%	—	—
With sales charge+	4.72%	11.18%	—	—
Class C	10.36%	—	15.85%	—
Class I	11.38%	—	—	18.05%
S&P 500 Index	16.86%	15.94%	20.48%	21.79%
Russell 3000	15.53%	15.62%	20.49%	21.36%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

5

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review
December 17, 2012* through November 30, 2014

Average Annualized
Total Returns as of		Since
November 30, 2014	One Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	2.51%	6.39%
With sales charge+	(3.37)%	3.22%
Class C	1.61%	5.62%
Class I	2.60%	6.49%
MSCI ACW ex US Index (net)	0.61%	7.95%

*	The Fund commenced operations December 17, 2012.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.60%, 2.35% and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

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Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Market Value
	COMMON STOCK - 98.75%
	AEROSPACE/DEFENSE - 1.74%
66,826	Lockheed Martin Corp.	$12,801,189

	APPAREL - 1.93%
188,191	VF Corp.	14,146,317

	BANKS - 1.78%
361,283	Bank of the Ozarks, Inc.	13,078,445

	CHEMICALS - 12.15%
145,139	Airgas, Inc.	16,782,422
133,575	Ecolab, Inc.	14,552,996
129,152	Monsanto Co.	15,486,616
36,393	NewMarket Corp.	14,328,652
191,033	Valspar Corp.	16,029,579
190,056	Westlake Chemical Corp.	12,087,562
		89,267,827
	COMPUTERS - 1.78%
212,890	Jack Henry & Associates, Inc.	13,084,219

	DISTRIBUTION/WHOLESALE - 1.92%
57,504	WW Grainger, Inc.	14,127,583

	DIVERSIFIED FINANCIAL SERVICES - 9.08%
100,959	Ameriprise Financial, Inc.	13,303,367
37,341	BlackRock, Inc.	13,408,406
260,050	Lazard Ltd.	13,397,776
155,136	T Rowe Price Group, Inc.	12,949,202
52,759	Visa, Inc. - Cl. A	13,621,846
		66,680,597
	ELECTRIC - 1.67%
322,159	ITC Holdings Corp.	12,238,820

	ELECTRONICS - 1.82%
208,328	TE Connectivity Ltd.	13,374,658

	ENVIRONMENTAL CONTROL - 1.52%
237,245	Waste Connections, Inc.	11,200,336

	FOOD - 1.93%
236,825	Kroger Co.	14,171,608

	HEALTHCARE-PRODUCTS - 3.71%
171,835	Baxter International, Inc.	12,543,955
145,811	Covidien PLC	14,726,911
		27,270,866
	HEALTHCARE-SERVICES - 3.65%
116,607	Chemed Corp.	12,839,597
141,809	UnitedHealth Group, Inc.	13,986,622
		26,826,219
	HOUSEHOLD PRODUCTS/WARES - 1.94%
186,146	Church & Dwight Co., Inc.	14,279,260

	INSURANCE - 1.81%
116,494	ACE Ltd.	13,319,924

The accompanying notes are an integral part of these financial statements.

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Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Market Value
	LEISURE TIME - 1.92%
89,774	Polaris Industries, Inc.	$14,068,484

	LODGING - 2.05%
180,863	Wyndham Worldwide Corp.	15,076,740

	MACHINERY-CONSTRUCTION & MINING - 1.63%
118,849	Caterpillar, Inc.	11,956,209

	MACHINERY-DIVERSIFIED - 3.31%
82,450	Cummins, Inc.	12,006,369
157,446	Nordson Corp.	12,304,405
		24,310,774
	MEDIA - 1.69%
218,501	Comcast Corp.	12,413,042

	OIL & GAS SERVICES - 1.47%
94,653	Targa Resources Corp.	10,803,693

	PHARMACEUTICALS - 7.21%
171,727	Cardinal Health, Inc.	14,114,242
135,725	Mead Johnson Nutrition	14,093,684
266,586	Novo Nordisk A/S - ADR	12,119,000
222,467	Teva Pharmaceutical Industries Ltd. - ADR	12,676,170
		53,003,096
	PIPELINES - 8.53%
254,649	Enbridge, Inc.	11,708,761
265,651	Genesis Energy LP	11,696,613
293,048	Kinder Morgan, Inc.	12,117,535
236,101	ONEOK, Inc.	12,787,230
298,043	Sunoco Logistics Partners L.P.	14,347,790
		62,657,929
	REITS - 1.74%
333,817	Omega Healthcare Investors, Inc.	12,758,486

	RETAIL - 11.91%
211,397	Brinker International, Inc.	11,907,993
164,637	Casey’s General Store,s Inc.	13,783,410
101,063	Costco Wholesale Corp.	14,363,074
157,069	CVS Caremark Corp.	14,349,824
130,656	Home Depot, Inc.	12,987,206
161,834	Nu Skin Enterprises, Inc.	6,764,661
201,138	TJX Cos, Inc.	13,307,290
		87,463,458
	SEMICONDUCTORS - 5.17%
304,538	Broadcom Corp.	13,134,724
162,255	QUALCOMM, Inc.	11,828,389
286,310	Xilinx, Inc.	13,009,926
		37,973,039
	SOFTWARE - 1.76%
245,095	Solera Holdings, Inc.	12,909,154

	TRANSPORTATION - 1.93%
121,832	Union Pacific Corp.	14,226,323

	TOTAL COMMON STOCK
	(Cost - $603,833,233)	725,488,295

The accompanying notes are an integral part of these financial statements.

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Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Market Value
	SHORT-TERM INVESTMENTS - 1.72%
12,650,365	Federated Treasury Obligations Fund, 0.01% +	$12,650,365
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $12,650,365)

	TOTAL INVESTMENTS - 100.47%
	(Cost - $616,483,598) (a)	$738,138,660
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.47)%	(3,477,437)
	NET ASSETS - 100.00%	$734,661,223

+	Money market fund; Interest rate reflects seven day effective yield on November 30, 2014.

ADR - American Depositary Receipt.

REITS - Real Estate Investment Trusts

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $615,231,974 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$135,894,273
Unrealized Depreciation:	(12,987,587)
Net Unrealized Appreciation:	$122,906,686

Portfolio Composition as of November 30, 2014 (Unaudited)
Percent of Net Assets
Consumer, Cyclical	19.72%
Consumer, Non cyclical	18.45%
Financial	14.41%
Basic Materials	12.15%
Industrial	11.96%
Energy	10.00%
Technology	8.71%
Short-Term Investments	1.72%
Communications	1.69%
Utilities	1.66%
Liabilities in Excess of Other Assets	(0.47)%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

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Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Market Value
	COMMON STOCK - 14.88%
	BANKS - 4.41%
490,600	Bank Rakyat Indonesia Persero Tbk PT	$464,480
188,511	Siam Commercial Bank PCL	1,126,338
		1,590,818
	COMPUTERS - 2.34%
604,000	Lenovo Group Ltd.	846,376

	DIVERSIFIED FINANCIAL SERVICES - 0.79%
10,025	Capitec Bank Holdings Ltd.	286,386

	HEALTHCARE-SERVICES - 0.97%
93,000	Life Healthcare Group Holdings Ltd.	351,361

	INTERNET - 2.49%
56,000	Tencent Holdings Ltd.	898,435

	PHARMACEUTICALS - 3.88%
24,601	Teva Pharmaceutical Industries Ltd. - ADR	1,401,765

	TOTAL COMMON STOCK	5,375,141
	(Cost - $5,102,084)

	SHORT-TERM INVESTMENTS - 85.58%
30,910,791	Federated Treasury Obligations Fund, 0.01% +	30,910,791
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $30,910,791)

	TOTAL INVESTMENTS - 100.46%
	(Cost - $36,012,875) (a)	$36,285,932
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.46)%	(165,007)
	NET ASSETS - 100.00%	$36,120,925

+	Money market fund; Interest rate reflects seven-day effective yield on November 30, 2014.

ADR - American Depositary Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $36,014,671 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$313,919
Unrealized Depreciation:	(42,658)
Net Unrealized Appreciation:	$271,261

Portfolio Composition as of November 30, 2014 (Unaudited)
Percent of Net Assets
Short-Term Investments	85.58%
Financial	5.20%
Consumer, Non-cyclical	4.85%
Communications	2.49%
Technology	2.34%
Liabilities in Excess of Other Assets	(0.46)%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

10

Copeland Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2014

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$616,483,598	$36,012,875
Investments in Securities, at Market Value	$738,138,660	$36,285,932
Dividends and Interest Receivable	1,064,186	25,283
Receivable for Securities Sold	514,706	—
Receivable for Fund Shares Sold	144,563	83,749
Prepaid Expenses and Other Assets	49,651	35,948
Total Assets	739,911,766	36,430,912

Liabilities:
Payable for Securities Purchased	4,087,810	—
Payable for Fund Shares Redeemed	300,536	250,565
Payable to Investment Adviser	581,711	26,626
Accrued Distribution Fees	130,733	7,686
Payable to Other Affiliates	9,935	5,945
Accrued Expenses and Other Liabilities	139,818	19,165
Total Liabilities	5,250,543	309,987

Net Assets	$734,661,223	$36,120,925

Composition of Net Assets:
At November 30, 2014, Net Assets consisted of:
Paid-in-Capital	$572,460,731	$36,283,893
Undistributed Net Investment Income (Loss)	4,063,551	(9,759)
Accumulated Net Realized Gain (Loss) From Security and Foreign Currency Transactions	36,481,879	(425,109)
Net Unrealized Appreciation on Investments and Foreign Currency Translations	121,655,062	271,900
Net Assets	$734,661,223	$36,120,925

The accompanying notes are an integral part of these financial statements.

11

Copeland Funds
STATEMENT OF ASSETS AND LIABILITIES (Continued)
November 30, 2014

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$324,663,560	$17,839,787
Shares Outstanding (no par value; unlimited number of shares authorized)	21,208,200	1,582,119

Net Asset Value and Redemption Price Per Share*	$15.31	$11.28
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$16.24	$11.97

Class C Shares:
Net Assets	$89,016,662	$5,705,808
Shares Outstanding (no par value; unlimited number of shares authorized)	5,872,546	512,904

Net Asset Value, Offering Price and Redemption Price Per Share*	$15.16	$11.12

Class I Shares:
Net Assets	$320,981,001	$12,575,330
Shares Outstanding (no par value; unlimited number of shares authorized)	20,923,459	1,113,102

Net Asset Value, Offering Price and Redemption Price Per Share*	$15.34	$11.30

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

12

Copeland Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2014

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $160,734 and $61,571 Foreign Taxes Withholding, respectively)	$11,822,627	$487,827
Interest Income	628	99
Total Investment Income	11,823,255	487,926

Expenses:
Investment Advisory Fees	6,057,806	260,073
Distribution Fees - Class A	1,096,026	33,915
Distribution Fees - Class C	703,442	38,319
Administration Fees	363,087	23,516
Transfer Agent Fees	148,918	21,702
Trustees’ Fees	144,157	23,216
Printing Expense	82,407	6,314
Shareholder Servicing Fees - Class I	36,360	5,837
Fund Accounting Fees	98,528	33,473
Registration & Filing Fees	69,223	60,609
Legal Fees	110,483	2,510
Chief Compliance Officer Fees	29,649	900
Custody Fees	39,604	41,420
Audit Fees	16,055	13,913
Insurance Expense	14,484	327
Sub-Transfer Agent Fees	137,314	5
Miscellaneous Expenses	12,860	3,207
Total Expenses	9,160,403	569,256
Less: Fees Waived by Adviser	(71,834)	(169,931)
Net Expenses	9,088,569	399,325
Net Investment Income	2,734,686	88,601

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX gain (loss) on securities	36,821,156	(366,122)
Foreign Currency Transactions	—	(129,381)
Foreign Currency Exchange Contracts	(1,195)	(56,971)
	36,819,961	(552,474)
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	23,805,769	181,693
Foreign Currency Exchange Contracts	—	(2,670)
	23,805,769	179,023
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	60,625,730	(373,451)

Net Increase (Decrease) in Net Assets Resulting From Operations	$63,360,416	$(284,850)

The accompanying notes are an integral part of these financial statements.

13

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2014	November 30, 2013
Operations:
Net Investment Income	$2,734,686	$2,860,217
Net Realized Gain on Investments and Foreign Currency Transactions	36,819,961	14,523,673
Net Change in Unrealized Appreciation on Investments	23,805,769	82,415,427
Net Increase in Net Assets Resulting From Operations	63,360,416	99,799,317

Distributions to Shareholders From:
Net Investment Income
Class A ($0.07 and $0.04 per share, respectively)	(2,128,885)	(1,052,766)
Class C ($0.01 and $0.00^ per share, respectively)	(26,502)	(5,673)
Class I ($0.09 and $0.03 per share, respectively)	(43,875)	(161)
	(2,199,262)	(1,058,600)
Net Realized Gains
Class A ($0.36 and $0.02 per share, respectively)	(10,574,310)	(505,141)
Class C ($0.36 and $0.02 per share, respectively)	(1,480,815)	(49,827)
Class I ($0.36 and $0.02 per share, respectively)	(1,481,472)	(124)
	(13,536,597)	(555,092)
Total Distributions to Shareholders	(15,735,859)	(1,613,692)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (11,526,750 and 12,658,032 shares, respectively)	167,652,562	160,763,109
Distributions Reinvested (869,050 and 122,566 shares, respectively)	11,968,903	1,434,108
Cost of Shares Redeemed (22,447,035 and 8,193,158 shares, respectively)	(334,690,753)	(100,326,034)
Redemption Fees	13,216	10,496
Total Class A Shares	(155,056,072)	61,881,679

Class C
Proceeds from Shares Issued (2,568,214 and 1,947,047 shares, respectively)	37,280,654	24,817,720
Distributions Reinvested (105,769 and 4,342 shares, respectively)	1,470,487	52,273
Cost of Shares Redeemed (516,659 and 467,681 shares, respectively)	(7,526,347)	(5,901,613)
Redemption Fees	2,119	1,095
Total Class C Shares	31,226,913	18,969,475

Class I
Proceeds from Shares Issued (21,863,906 and 478,658 shares, respectively)	329,026,096	6,473,654
Distributions Reinvested (95,258 and 23 shares, respectively)	1,419,743	286
Cost of Shares Redeemed (1,507,222 and 7,164 shares, respectively)	(22,508,416)	(92,624)
Redemption Fees	2,967	44
Total Class I Shares	307,940,390	6,381,360

Total Beneficial Interest Transactions	184,111,231	87,232,514

Increase in Net Assets	231,735,788	185,418,139

Net Assets:
Beginning of Year	502,925,435	317,507,296
End of Year**	$734,661,223	$502,925,435

** Includes undistributed net investment income of:	$4,063,551	$2,779,402

^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

14

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Period
	Ended	Ended
	November 30, 2014	November 30, 2013 *
Operations:
Net Investment Income	$88,601	$7,725
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(552,474)	(18,357)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	179,023	92,877
Net Increase in Net Assets Resulting From Operations	(284,850)	82,245

Distributions to Shareholders From:
Net Realized Gains
Class A ($0.01 and $0.00 per share, respectively)	(4,935)	—
Class C ($0.01 and $0.00 per share, respectively)	(1,132)	—
Class I ($0.01 and $0.00 per share, respectively)	(495)	—
Total Distributions to Shareholders	(6,562)	—

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (919,353 and 740,411 shares, respectively)	10,535,089	8,140,316
Distributions Reinvested (447 and 0 shares, respectively)	4,843	—
Cost of Shares Redeemed (74,613 and 3,479 shares, respectively)	(851,912)	(37,139)
Redemption Fees	191	10
Total Class A Shares	9,688,211	8,103,187

Class C
Proceeds from Shares Issued (376,084 and 156,071 shares, respectively)	4,244,082	1,695,511
Distributions Reinvested (101 and 0 shares, respectively)	1,094	—
Cost of Shares Redeemed (19,352 and 0 shares, respectively)	(212,969)	—
Redemption Fees	51	—
Total Class C Shares	4,032,258	1,695,511

Class I
Proceeds from Shares Issued (1,145,091 and 78,739 shares, respectively)	13,253,639	810,040
Distributions Reinvested (46 and 0 shares, respectively)	495	—
Cost of Shares Redeemed (108,892 and 1,882 shares, respectively)	(1,232,933)	(20,399)
Redemption Fees	74	9
Total Class I Shares	12,021,275	789,650

Total Beneficial Interest Transactions	25,741,744	10,588,348

Increase in Net Assets	25,450,332	10,670,593

Net Assets:
Beginning of Period	10,670,593	—
End of Period**	$36,120,925	$10,670,593

** Includes accumulated net investment loss of:	$(9,759)	$(6,445)

*	The Fund commenced operations on December 17, 2012.

The accompanying notes are an integral part of these financial statements.

15

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011*

Net Asset Value, Beginning of Period	$14.20	$10.99	$10.18	$10.00

Increase From Operations:
Net investment income (a)	0.07	0.10	0.14	0.07
Net gain from securities (both realized and unrealized)	1.47	3.17	0.77	0.15
Total from operations	1.54	3.27	0.91	0.22

Distributions to shareholders from:
Net investment income	(0.07)	(0.04)	(0.10)	(0.04)
Net realized gains	(0.36)	(0.02)	—	—
Total distributions	(0.43)	(0.06)	(0.10)	(0.04)

Redemption fees	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$15.31	$14.20	$10.99	$10.18

Total Return (b)	11.14%	29.87%	9.01%	2.19	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$324,664	$443,822	$293,049	$107,431
Ratio of expenses to average net assets:
before reimbursement	1.46%	1.55%	1.57%	2.88	% (c)
net of reimbursement	1.45%	1.45%	1.45%	1.45	% (c)
Ratio of net investment income to average net assets	0.48%	0.81%	1.31%	0.73	% (c)
Portfolio turnover rate	44%	39%	139%	382	% (d)

*	Class A commenced operations on December 28, 2010.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

18

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012 *

Net Asset Value, Beginning of Period	$14.10	$10.96	$10.23

Increase From Operations:
Net investment income (loss) (a)	(0.04)	0.01	0.07
Net gain from securities (both realized and unrealized)	1.47	3.15	0.72
Total from operations	1.43	3.16	0.79

Distributions to shareholders from:
Net investment income	(0.01)	0.00 (e)	(0.06)
Net realized gains	(0.36)	(0.02)	—
Total distributions	(0.37)	(0.02)	(0.06)

Redemption fees	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$15.16	$14.10	$10.96

Total Return (b)	10.36%	28.89%	7.77	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$89,017	$52,399	$24,459
Ratio of expenses to average net assets:
before reimbursement	2.21%	2.30%	2.34	% (c)
net of reimbursement	2.20%	2.20%	2.20	% (c)
Ratio of net investment income to average net assets	(0.27)%	0.06%	0.70	% (c)
Portfolio turnover rate	44%	39%	139	% (d)

*	Class C commenced operations on January 5, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

19

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Class I
	Year	Period
	Ended	Ended
	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.13	0.09
Net gain from securities (both realized and unrealized)	1.44	2.29
Total from operations	1.57	2.38

Distributions to shareholders from:
Net investment income	(0.09)	(0.03)
Net realized gains	(0.36)	(0.02)
Total distributions	(0.45)	(0.05)

Redemption fees	0.00 (e)	—

Net Asset Value, End of Period	$15.34	$14.22

Total Return (b)	11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.24%	1.30	% (c)
net of reimbursement	1.24%	1.30	% (c)
Ratio of net investment income to average net assets	0.63%	1.06	% (c)
Portfolio turnover rate	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

20

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Class A
	Year	Period
	Ended	Ended
	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$11.01	$10.00

Increase From Operations:
Net investment income (a)	0.06	0.04
Net gain from securities (both realized and unrealized)	0.22	0.97
Total from operations	0.28	1.01

Distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions	(0.01)	—

Redemption fees	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$11.28	$11.01

Total Return (b)	2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.33%	7.74	% (c)
net of reimbursement	1.60%	1.60	% (c)
Ratio of net investment income to average net assets	0.48%	0.36	% (c)
Portfolio turnover rate	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

21

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Class C
	Year	Period
	Ended	Ended
	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$10.95	$10.00

Increase From Operations:
Net investment income (loss) (a)	(0.04)	(0.03)
Net gain from securities (both realized and unrealized)	0.22	0.98
Total from operations	0.18	0.95

Distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions	(0.01)	—

Redemption fees	0.00 (e)	—

Net Asset Value, End of Period	$11.12	$10.95

Total Return (b)	1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	3.08%	8.49	% (c)
net of reimbursement	2.35%	2.35	% (c)
Ratio of net investment income to average net assets	(0.27)%	(0.39	)% (c)
Portfolio turnover rate	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

22

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Class I
	Year		Period
	Ended		Ended
	November 30, 2014		November 30, 2013 *

Net Asset Value, Beginning of Period	$11.02		$10.00

Increase From Operations:
Net investment income (a)	0.06		0.06
Net gain from securities (both realized and unrealized)	0.23		0.96
Total from operations	0.29		1.02

Distributions to shareholders from:
Net realized gains	(0.01)		—
Total distributions	(0.01)		—

Redemption fees	(0.00	) (e)	(0.00	) (e)

Net Asset Value, End of Period	$11.30		$11.02

Total Return (b)	2.60%		10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$12,575		$847
Ratio of expenses to average net assets:
before reimbursement	2.18%		17.85	% (c)
net of reimbursement	1.45%		1.45	% (c)
Ratio of net investment income to average net assets	0.63%		0.59	% (c)
Portfolio turnover rate	211%		68	% (d)

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

23

Copeland Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”) is a non-diversified series of Copeland Trust (the “Trust”) and Copeland International Risk Managed Dividend Growth Fund (the “International Fund”) is a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010 under the laws of the State of Delaware. The investment objective of each fund is to seek long-term capital appreciation and income while preserving capital. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds currently offer Class A, Class C and Class I shares. Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

24

Copeland Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2014 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$725,488,295	$—	$—	$725,488,295
Short-term Investment	12,650,365	—	—	12,650,365
Total:	$738,138,660	$—	$—	$738,138,660

Copeland International Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$1,401,765	$3,973,376	$—	$5,375,141
Short-term Investment	30,910,791	—	—	30,910,791
Total:	$32,312,556	$3,973,376	$—	$36,285,932

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

25

Copeland Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2011-2013) or expected to be taken in the Funds’ 2014 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the year ended November 30, 2014, the Domestic Fund and International Fund had a net realized loss of $1,195 and $56,971 on forward currency contracts, respectively.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. Prior to April 1, 2013, the Domestic Fund made distributions of net investment income, if any, on a quarterly basis. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

26

Copeland Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Indemnification – The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% and 1.10% for the Domestic Fund and the International Fund, respectively, of the average daily net assets of each Fund. For the year ended November 30, 2014, the Adviser earned advisory fees of $6,057,806 and $260,073 for the Domestic Fund and International Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 16, 2016, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund average daily net assets for Class A, Class C and Class I shares, respectively and 1.60%, 2.35% and 1.45% of the International Fund average daily net assets for Class A, Class C and Class I shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year ended November 30, 2014, the Adviser waived fees/reimbursed expenses of $71,834 and $169,931 for the Domestic Fund and International Fund, respectively. As of November 30 2014, the cumulative expenses subject to recapture amounted to $760,249 and $368,184 for the Domestic Fund and International Fund, respectively, and will expire on November 30 of the years indicated below.

Copeland Risk Managed Dividend Growth Fund

2015	2016	2017
$319,727	$368,688	$71,834

Copeland International Risk Managed Dividend Growth Fund

2016	2017
$198,253	$169,931

Pursuant to separate servicing agreements with GFS, the Funds pays GFS fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds.

27

Copeland Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives fees from the Funds.

Distributor – The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended November 30, 2014, the 12b-1 fees accrued amounted to $1,096,026 and $703,442 for the Domestic Fund for Class A and Class C shares, respectively and $33,915 and $38,319 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the year ended November 30, 2014 the Domestic Fund paid $30,360 in fees and the International Fund paid $5,837 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares and Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries under the Plan with respect to the Class A and Class C shares and under the Shareholder Service Plan for the Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended November 30, 2014, the Distributor received $772,876 in underwriting commissions for sales of Class A shares, of which $106,992 was retained by the principal underwriter or other affiliated broker-dealers for the Domestic Fund and $43,385 in underwriting commissions for sales of Class A shares, of which $5,443 was retained by the principal underwriter or other affiliated broker-dealers for the International Fund.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $19,000, (ii) $12,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $9,500 per year. The foregoing compensation will be paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

28

Copeland Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended November 30, 2014 amounted to $430,927,904 and $265,650,862, respectively for the Domestic Fund and $43,436,810 and $48,211,075, respectively for the International Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2014 and November 30, 2013 was as follows:

	For the year ended November 30, 2014:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Risk Managed Dividend Growth	$4,684,506	$11,051,353	$15,735,859
International Risk Managed	6,450	112	6,562

	For the year ended November 30, 2013:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Risk Managed Dividend Growth	$1,292,471	$321,221	$1,613,692
International Risk Managed	—	—	—

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth	$2,407,847	$36,855,959	$—	$—	$122,906,686	$162,170,492
International Risk Managed	—	—	(215,289)	(217,783)	270,104	(162,968)

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income, and accumulated net realized gain/(loss) from investments is primarily attributable to, return of capital from corporations, adjustments related to publicly traded partnerships, mark-to-market on passive foreign investment companies, and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The International Risk Managed Dividend Growth Fund incurred and elected to defer such late year losses of $9,389.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The International Risk Managed Dividend Growth Fund incurred and elected to defer such capital losses of $208,394.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), reclass of net operating losses and ordinary income distributions, and adjustments related to publicly traded partnerships and passive foreign investment companies, resulted in reclassification for the period ended November 30, 2014 as follows:

29

Copeland Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Risk Managed Dividend Growth	$—	$748,725	$(748,725)
International Risk Managed	(43,407)	(91,915)	135,322

6.	FINANCIAL HIGHLIGHTS

The Funds calculated per share income using the average share method. After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the year was attributed to net realized and unrealized gains from securities. For the year ended November 30, 2014, net realized and unrealized gains were $1.47, $1.47 and $1.44 on a per share basis for Class A, Class C and Class I, respectively for the Domestic Fund and $0.22, $0.22 and $0.23 on a per share basis for Class A, Class C and Class I, respectively for the International Fund. Net realized and unrealized gains were $12,703,195, $1,507,317 and $1,525,347 for Class A, Class C and Class I, respectively for the Domestic Fund. Net realized and unrealized gains were $4,935, $1,132 and $495 for Class A, Class C and Class I, respectively for the International Fund.

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For the year ended November 30, 2014, the Domestic Fund assessed $13,216, $2,119, and $2,967 in redemption fees for Class A, Class C and Class I shares, respectively. The International Fund assessed $191, $51 and $74 in redemption fees for Class A, Class C and Class I shares, respectively.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

As of November 30, 2014 the International Fund currently invests 85.58% of it’s assets in the Federated Treasury Obligations Fund, (“Federated”). The investment in Federated represents 26.20% of the Money Market Portfolio net assets which was approximately $118 million dollars at November 30, 2014. The International Fund may redeem its investment from Federated at any time if the Adviser determines that it is in the best interest of the International Fund and its shareholders to do so.

The performance of the International Fund may be directly affected by the performance of Federated. The investment strategy of Federated: A money market mutual fund seeking to provide current income consistent with stability of principal by investing primarily in a portfolio of short-term U.S. Treasury securities. The net expense ratio per the September 30, 2014 prospectus of Federated was 0.70%. The financial statements of Federated, including the portfolio of investments, can be found at www.federatedinvestors.com or the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the International Fund’s financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Copeland Trust and
Shareholders of
Copeland Risk Managed Dividend Growth Fund and
Copeland International Risk Managed Dividend Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, each a series of shares of Copeland Trust (the “Trust”), as of November 30, 2014, and the related statement of operations for the year then ended, and with respect to Copeland Risk Managed Dividend Growth Fund, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 28, 2010 (commencement of operations) to November 30, 2011, and with respect to Copeland International Risk Managed Dividend Growth Fund, the related statements of changes in net assets and the financial highlights for the year then ended and for the period December 17, 2012 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, as of November 30, 2014, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2015
31

Copeland Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2014

As a shareholder of the Copeland Risk Managed Dividend Growth Fund and the Copeland International Risk Managed Dividend Growth Fund you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees (for Class I shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning			Expenses Paid
	Account	Ending		During the Period
	Value	Account Value	Annualized	(6/1/14 to
	(6/1/14)	(11/30/14)	Expense Ratio	11/30/14)
Actual *
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,137.50	1.45%	$ 7.41
Class C	$1,000.00	$1,133.70	2.20%	$11.22
Class I	$1,000.00	$1,038.90	1.24%	$ 6.34
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$943.00	1.60%	$ 7.79
Class C	$1,000.00	$939.20	2.35%	$11.42
Class I	$1,000.00	$944.00	1.45%	$ 7.07
Hypothetical *
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.80	1.45%	$ 7.33
Class C	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,018.85	1.24%	$ 6.28
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.05	1.60%	$ 8.09
Class C	$1,000.00	$1,013.29	2.35%	$11.86
Class I	$1,000.00	$1,017.80	1.45%	$ 7.33

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2014 (183) divided by the number of days in the fiscal year (365).
32

Approval of the Continuance of the Management Agreement

On November 19, 2014, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland Capital Management, LLC (“Copeland”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services provided by Copeland to each Fund and the experience and qualifications of the personnel providing those services; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of the Copeland Risk Managed Dividend Growth Index, which the Domestic Fund tracks, and the Copeland International Risk Managed Dividend Growth Index, which the International Fund tracks; (d) its types of clients and assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of each Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, if any, and relevant peer group; (g) its advisory fee arrangement with the Domestic Fund as compared to its relevant peer group and Copeland’s other similarly managed clients; (h) its advisory fee arrangement with the International Fund as compared to its relevant peer group; (i) the contractual fee and expense waiver arrangement with each Fund; (j) its compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments; (k) the costs of the services provided and the profits realized by Copeland from its relationships with each Fund; and (l) the extent to which economies of scale are relevant as each Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services provided by Copeland to each Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage each Fund and that they were satisfied with the quality of the services provided by Copeland in advising each Fund.

As to the costs of the services provided and the profits realized by Copeland, revised as discussed at the meeting, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Domestic Fund seemed reasonable. The Trustees concluded that the negative profitability with respect to the International Fund was not a concern given its limited operating history and small asset base and Copeland’s overall financial strength. The Trustees also concluded that the benefits derived by Copeland from managing each Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the management fees and expenses of the Domestic Fund Class A shares. The Board concluded that, based on the revised information discussed at the meeting, the Domestic Fund’s management fee was lower than the average management fees of the peer group and the Domestic Fund’s expense ratio, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of the Domestic Fund, was lower than the average expense ratio of the peer group. Additionally, the Trustees considered the fees charged by Copeland for its similarly managed separate accounts and sub-advised client and concluded that the management fee for the Domestic Fund was similar to or higher than the fees for those accounts. With respect to those accounts, the Trustees concluded that the Domestic Fund’s management fee was reasonable, considering that, unlike the sub-advised client and the separately managed accounts, Copeland has additional responsibilities as investment adviser and sponsor to the Fund.

33

The Board also considered the management fees and expenses of the International Fund Class A shares. The Board concluded that, based on the revised information discussed at the meeting, the International Fund’s management fee was higher than the average management fees of the peer group; however it was below the highest peer group management fee. In addition, the Board concluded that the International Fund’s expense ratio, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of the International Fund, was lower than the average expense ratio of the peer group. Unlike the Domestic Fund, Copeland does not manage any accounts similarly to the International Fund.

The Board also considered the investment performance of the Domestic Fund and International Fund. The Board discussed the revised information at the meeting, comparing the Domestic Fund’s and International Fund’s performance against their applicable benchmark indices and peer groups. Based on this information, the Trustees concluded that the performance of the Domestic Fund and International Fund for the periods shown is competitive (performance for certain periods was higher than the comparative performance information, and in other cases it was lower). In addition, the Board also considered the performance of the Domestic Fund as compared to Copeland’s similarly managed separate accounts and considered Copeland’s explanation that it is reasonable that the performance of the Domestic Fund is lower than the separately managed accounts because they do not trade in exactly the same stocks and, unlike the separately managed accounts, the Domestic Fund’s performance is impacted by daily asset inflows and outflows.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate as assets grow. The Trustees considered the current asset levels of the Domestic Fund and the International Fund and Copeland’s agreement to waive fees and reimburse expenses as a means to limit the each Fund’s expenses and concluded that, at this time, the absence of breakpoints was reasonable.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to the Domestic Fund and its shareholders, and to the International Fund and its shareholders, and voted to renew the Management Agreement with respect to both Funds.

34

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	2	Trustee, Lincoln Variable Insurance Products Trust (83 Portfolios) and Lincoln Advisors Trust (7 Portfolios) (2013-Present); Former Trustee, WT Mutual Fund (12 Portfolios) (2008–2011); Alpha 1 Capital Funds (Hedge Fund) (2 Portfolios) (2011–2013); Creative Asset Mgmt (Advisor) (since 2011); Trinity Capital Partners (Advisor) (2011–2012)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	2	None.
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	CEO of Context Asset Management (since 2014); CEO of Spider Management, University of Richmond’s Investment Office (2012–2014); President and CEO, Ardmore Investment Partners (since 2009; 2007–2008; 2004–2006); Senior Partner, Logan Circle Partners (2008–2009); Managing Director, Brandywine Global Investment Management (2006–2007).	2	Chairman of The Board of Trustees, Context Capital Funds (2 Portfolios) (since 2014)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008– 2010) and President (2005– 2008), PNC Global Investment Servicing.	2	Trustee, Context Capital Funds (2 Portfolios) (since 2014); Trustee, FundVantage Trust (29 Portfolios) (since 2009); Director, The Brandywine Fund, Inc. (1 Portfolio), and The Brandywine Blue Fund, Inc. (2 Portfolios) (2011–2013)
35

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer ** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1990–2009).	2	None.
Eric C. Brown Year of Birth: 1969	President, Principal Executive Officer/Indefinite (since 2010)	Chief Executive Officer, Partner, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice-President, Treasurer, Principal Financial Officer/ Indefinite (since 2010)	Chief Investment Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Barbara A. Grosso Year of Birth: 1966	Secretary/Indefinite (since 2010)	Chief Compliance Officer, Copeland Capital Management, LLC (since 2010); Chief Operating Officer and Chief Compliance Officer, Gould Investment Partners LLC (2004–2010).	N/A	N/A
Mark S. Marrone Year of Birth: 1968	Chief Compliance Officer/Indefinite (since 2010)	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2009); Chief Financial Officer/Treasurer (2003–2009) and Chief Compliance Officer (2004–2009) Saratoga Capital Management, LLC.	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President- Fund Administration (since 2012) and Vice President (2004–2012), Gemini Fund Services, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-COPELAND.

36

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
8 Tower Bridge
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2014, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund are shown below. The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

2014 $ 24,900

2013 $ 23,000

(b)	Audit-Related Fees

2014 $ 0

2013 $ 0

(c)	Tax Fees

2014 $ 5,200

2013 $ 5,100

(d)	All Other Fees

2014 $ 0

2013 $ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation. The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $
2013 - $5,100

(h) Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Eric C. Brown

Eric C. Brown, President

Date 2/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Eric C. Brown

Eric C. Brown, President

Date 2/6/15

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Treasurer

Date 2/6/15